INVESTOR PRESENTATION April 2025 EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 2 Forward-Looking Statements Except for historical information contained herein, the statements and information in this presentation, including the oral statements made in connection herewith, are forward- looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “confident,” “could,” “plan,” “project,” “budget,” “design,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “will,” “should,” “continue,” and other expressions that are predictions of, or indicate, future events and trends or that do not relate to historical matters generally identify forward-looking statements. Our forward-looking statements include, among other matters, statements about the supply of and demand for hydrocarbons, industry trends and activity, our business strategy, projected financial results and future financial performance, expected fleet utilization, sustainability efforts, the future performance of newly improved technology, expected capital expenditures, the impact of such expenditures on our performance and capital programs, our fleet conversion strategy, our share repurchase program, and the anticipated commercial prospects of PROPWR, including our ability to successfully commence operations, the demand for its services and anticipated benefits of the new business line. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of oil prices, changes in the supply of and demand for power generation, the risks associated with the establishment of a new service line, including delays, lack of customer acceptance and cost overruns, the global macroeconomic uncertainty related to the conflict in the Middle East region, the Russia-Ukraine war, general economic conditions, including the impact of continued inflation and central bank policy actions, U.S. and global trade policy, including the imposition of tariffs and retaliatory measures, and other factors described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, we may be subject to currently unforeseen risks that may have a materially adverse impact on us. Accordingly, no assurances can be given that the actual events and results will not be materially different from the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect our business. The forward-looking statements in this presentation are made as of the date of this presentation. We do not undertake, and expressly disclaim, any duty to publicly update these statements, whether as a result of new information, new developments, or otherwise, except to the extent that disclosure is required by law. This presentation contains certain measures that are not determined in accordance with GAAP. For a definition of these measures and a reconciliation to the most directly comparable GAAP measure on a historical basis, please see the reconciliations on slide 3. EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 3 This presentation references “Adjusted Net Income (Loss),” "Adjusted EBITDA," and "Free Cash Flow," which are not financial measures presented in accordance with GAAP. We define Adjusted Net Income (Loss) as net income (loss) plus impairment expense, less income tax benefit. We define EBITDA as net income (loss) plus (i) interest expense, (ii) income tax expense (benefit), and (iii) depreciation and amortization. We define Adjusted EBITDA as EBITDA plus (i) loss (gain) on disposal of assets and business, (ii) stock-based compensation, (iii) business acquisition contingent consideration adjustments, (iv) other expense (income), (v) other unusual or nonrecurring (income) expenses such as impairment expenses, costs related to asset acquisitions, insurance recoveries, one-time professional fees and legal settlements and (vi) retention bonus and severance expense. We define Free Cash Flow as net cash provided by operating activities less net cash used in investing activities. We believe that the presentation of these non-GAAP financial measures provide useful information to investors in assessing our financial condition and results of operations. Net income (loss) is the GAAP measure most directly comparable to Adjusted Net Income (Loss) and Adjusted EBITDA, and net cash from operating activities is the GAAP measure most directly comparable to Free Cash Flow. Non-GAAP financial measures should not be considered as alternatives to the most directly comparable GAAP financial measures. Non-GAAP financial measures have important limitations as analytical tools because they exclude some, but not all, items that affect the most directly comparable GAAP financial measures. You should not consider Adjusted Net Income (Loss), Adjusted EBITDA, or Free Cash Flow in isolation or as a substitute for an analysis of our results as reported under GAAP. Because Adjusted Net Income (Loss), Adjusted EBITDA, and Free Cash Flow may be defined differently by other companies in our industry, our definitions of these non- GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Non-GAAP Reconciliations Three Months Ended (in thousands) March 31, 2025 December 31, 2024 Net income (loss) $9,602 ($17,062) Depreciation and amortization 48,681 48,409 Impairment expense (1) -- 23,624 Interest expense 1,730 1,882 Income tax expense (benefit) 1,112 (3,343) Loss (gain) on disposal of assets and business 9,746 (5,136) Stock-based compensation 3.337 4,313 Business acquisition contingent consideration adjustments (300) (800) Other (income) expense, net (2,943) 76 Other general and administrative expenses, net 6 264 Retention bonus and severance expense 1,715 429 Adjusted EBITDA $72,686 $52,656 Three Months Ended (in thousands) March 31, 2025 December 31, 2024 Net Cash provided by Operating Activities $54,689 $37,863 Net Cash used in Investing Activities (32,836) (24,496) Free Cash Flow (FCF) $21,853 $13,367 (1) For the three months ended December 31, 2024, this amount represents a noncash impairment expense of goodwill in our wireline operating segment. Three Months Ended (in thousands) March 31, 2025 December 31, 2024 Net income (loss) $9,602 ($17,062) Impairment expense (1) -- 23,624 Income tax benefit -- (7,158) Adjusted Net Income (Loss) $9,602 ($596) EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 4 ProPetro’s Investment Thesis Strong free cash flows from reduced capex and targeted M&A Over $1B invested since 2022 in a refreshed asset base, new technology, and diversified service offering Discounted valuation multiple relative to peers with a strong balance sheet Pure-play exposure to the Permian Basin, the world’s leading region for hydrocarbon production Superior field performance for blue-chip E&P customers Innovating to meet growing demand through FORCE® electric hydraulic fracturing fleets and PROPWR℠ offering © 2025 ProPetro Holding Corp. All Rights Reserved. ProPetro has built a proven business that is profitable through market cycles. EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 5 (1) Free Cash Flow and Adjusted EBITDA are non-GAAP financial measures; see the reconciliations on the “Non-GAAP Reconciliations” slide. M for millions. NYSE PUMP 1Q25 Free Cash Flow(1) $22M 1Q25 Revenue $359M 1Q25 Adjusted EBITDA(1) $73M Headquartered in Midland, Texas Leading energy services provider to blue-chip oil and gas producers in the Permian Basin Provider of completions and power generation services Innovating to meet the growing demand of FORCE® electric hydraulic fracturing fleets Expanding to meet various electricity needs with PROPWR, a comprehensive power generation solution EXHIBIT 99.2

6 15% Wireline 10% Cementing Premium Completions Services 1Q25 Revenue Mix by Service Line 75% Hydraulic Fracturing © 2025 ProPetro Holding Corp. All Rights Reserved. EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 7 Our Strategy and Execution Optimize and industrialize Strategic transactions Fleet transition and innovative technologies Strong financial foundation Power generation opportunity Generate durable earnings and free cash flow EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 8 Land of Reliable Energy Midland, Texas Corporate Headquarters and primary operating facilities T H E P E R M I A N B A S I N PERMIAN BASIN The Permian Basin is one of the most prolific areas for hydrocarbon production globally and is renowned for its vast reserves of oil and natural gas. • ProPetro is strategically located in and levered to the Permian, with 100% of revenue coming from this region. Sources: EIA. ~40% of US oil production ~86,000 square miles EXHIBIT 99.2

9 (In millions except %’s and per share data) TOTAL REVENUE NET INCOME (LOSS) EARNINGS PER SHARE(1) ADJUSTED EBITDA(2)(3) CASH FLOW FROM OPERATIONS FREE CASH FLOW(2) TOTAL LIQUIDITY(4) 1Q25 $359 $10 $0.09 $73 $55 $22 $197 4Q24 $321 ($17) ($0.17) $53 $38 $13 $161 +12% +$27 +$0.26 +38% +$17 +$9 +$36 Adjusted Net Income(2) in 4Q24 was ($0.6) and excludes noncash impairment expense.(5) 4Q24 noncash impairment expense contributed $0.23 pre-tax impact.(6) Adjusted EBITDA(2) less incurred capex of $39 was $34 in 1Q25. A Strategy Yielding Results Our bifurcated service model and investments in next-generation technologies continue to differentiate ProPetro in the market. With disciplined capital allocation driving durable cash flow, we are demonstrating that ProPetro can thrive in various market cycles and deliver outstanding results to support long-term value creation. (1) Earnings per share metrics are calculated using a fully diluted share count of 103M and 105M for 4Q24 and 1Q25, respectively. (2) Adjusted Net Income, Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures; see the reconciliations on the “Non-GAAP Reconciliation” slide. (3) Inclusive of operating lease expense related to FORCE® fleets of $15M and $15M for 4Q24 and 1Q25, respectively. (4) Inclusive of cash and available capacity (availability) under our revolving credit facility as of the period end. (5) Represents the 4Q24 noncash impairment expense of $24M related to full impairment of the goodwill in our wireline reporting unit. (6) Calculated as $24M impairment expense divided by 103M fully diluted shares. EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 10 Highly complementary completions service offerings Strong free cash flow(1) generation Reduces future capital spending burden Complementary cultures, operating philosophy, and geographic focus Horizontal integration and service diversification Advancing Growth Strategy Through Targeted M&A Wireline acquired in 2022 Cementing acquired in 2023 Wet Sand Solutions acquired in 2024 (1) Free Cash Flow is a non-GAAP financial measure; see the reconciliations on the “Non-GAAP Reconciliations” slide. EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 11 Confidence in Capital Returns $ 2 0 0 M S H A R E R E P U R C H A S E P R O G R A M Repurchases $111 Remaining $89 $- $50 $100 $150 $200 (in millions) • Dynamic capital allocations strategy to optimize long-term value • Increased plan by $100M on April 24, 2024, and extended plan to May 2025(1) • Intend to extend the share repurchase program before it expires next month, subject to Board approval • Retired 13M shares (11%) outstanding since inception through March 31, 2025 (1) Share repurchases will be dependent on working capital requirements, liquidity, strategic priorities, market conditions, share price, and other factors. EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 12 Oilfield Services Valuation Source: Bloomberg as of April 25, 2025. ProPetro continues to be valued at a discount relative to other energy service companies. E N T E R P R I S E V A L U E T O 2 0 2 5 E B I T D A - 3.0x 6.0x 9.0x 12.0x EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 13 0% 100% 200% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 OIH Index IXI Index • Improved capital discipline and industry consolidation • Deployment of industrial technologies and processes with an emerging contracting environment • Significant power generation demand in oil field, industrial, and data center sectors • Greater / improved focus on cash flow generation (FCFPS) • Capacity constrained / attrition and sustainable operating model • Excess and undisciplined capital availability and resulting overbuild • History of capital destruction under obsolete EBITDA growth model • Bias against hydrocarbons • Amplitude of industry cycles • Resulting flight of capital and investors Dislocation of OFS Stocks Reason for Multiple Rerate for OFS Stocks O I L S E R V I C E S I N D E X ( O I H ) V S . I N D U S T R I A L S E C T O R I N D E X ( I X I ) I n d e x p r i c e s n o r m a l i z e d An industrialized model deserves a valuation rerate. Transforming to an Industrialized Model Source: Bloomberg as of April 25, 2025. OIH is the VanEck Oil Services ETF; IXI is the Industrial Select Sector Index. FCFPS is defined as free cash flow per share. OFS is a reference to Oil Field Services. EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 14 The Next Generation • Dual-fuel and electric technology differentiates ProPetro’s fleet in the industry • Lower capital intensity with higher operating efficiency • Tier IV DGB dual-fuel fleets: − Natural gas cost savings − Lower emissions • FORCE® electric fleets: − Fuel savings through electrification − Improved completions efficiency − Extended asset life Fleet Transformation to Match Customer Adoption 0 2 4 6 8 10 12 14 16 18 2021 2022 2023 2024 2025e Tier II Diesel Tier IV DGB Dual-Fuel Electric Frac Fleet Configuration D U A L - F U E L A N D F O R C E ® E L E C T R I C Note: “e” indicates management estimate. EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 15 Tier IV DGB Dual-Fuel Fleet Performance Consuming natural gas versus diesel to reduce costs and lower emissions for customers On average, the fleets are delivering greater than 60% natural gas substitution rates Seven Tier IV DGB dual-fuel fleets active, with two operating under contract 0% 20% 40% 60% 80% 2022 2023 2024 (1) Represents the substitution rate of gallons of diesel displaced in our fleet. Calculated as (natural gas consumption * 7.8) / (diesel displaced + diesel consumed). Tier IV DGB Natural Gas Substitution Rates(1) EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 16 FORCE® Fleet Performance Four FORCE® fleets operating under contract, with a fifth to be deployed in 2025 Lower emissions, quiet operations, and smaller operational footprint Significant fuel savings and 100% diesel displacement L E A D I N G T E C H N O L O G Y D E L I V E R I N G V A L U E Extended equipment lifespan and reduced operating expenses EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 17 Aligned to Demand Power demand for energy continues to grow. PROPWR enables ProPetro to access these growth markets, including the anticipated >4 GW of load growth in the Permian and >35 GW for U.S. data centers. Complementary to FORCE® PROPWR adds more certainty of mobile power generation capacity for ProPetro’s FORCE® electric- powered hydraulic fracturing fleet transition strategy. Diversification Opportunities While geared towards oilfield power applications today, PROPWR is expected to be highly competitive in serving various energy applications. PROPWR: Meeting Power Demand with Runway for Growth With PROPWR, ProPetro is poised to execute on our strategy of becoming the premier power services provider in the Permian Basin. Sources: “BYOP (Bring Your Own Power): The Great AI Race for Electrons,” Hart Energy, January 1, 2025; management estimates; MW represents megawatts and GW represents gigawatts. EXHIBIT 99.2

18 > 26 GW Total Addressable Market by 2038 Anticipated demand for electric frac fleets by 2030 ~2.5 GW ProPetro’s four electric fleets using 165 MW today Anticipated other oil and gas growth by 2028 ~2.5 GW ~220 MW expected for delivery in 2025 and 2026 Sources: ERCOT: Reliability Plan for the Permian Basin Region, July 25, 2024, referencing 26.4GW Total Load estimate; management estimates. Electricity Load Growth in the Permian PROPWR is strategically positioned to meet the increasing and underserved electricity demand in the Permian Basin • ~220 MW currently ordered, split evenly between turbines and natural gas reciprocating generators • We anticipate the full delivery of all ~220 MW by mid-year 2026 • Secured letters of intent for ~75 MW of long- term PROPWR service capacity with two separate operators in the Permian Basin to support their in-field power needs • Actively negotiating long-term contracts for all our incoming equipment EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 19 Commercial Rationale Permian customers and commercial relationships Field service logistics and equipment maintenance excellence Electric frac expansion Production, Midstream, Electric Frac, Data Centers, Industrial and Residential Demands Proximity of power molecules in the Permian Employment of equipment with similar maintenance and logistics requirements Internal demand - vertical integration EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 20 Customer focused and team driven Based in the resource-rich Permian Basin Transitioning to efficient and more capital-light fleets Proven results year-after-year Disciplined capital allocation and asset deployment strategy Reducing emissions and investing in longer-lived assets Driving the next generation of sustainable solutions with PROPWR Who We Are EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 21 Committed to Shareholder Value Creation Board of DirectorsCompany Management Phillip A. Gobe Chairman of the Board Anthony Best Lead Independent Director, Audit Committee Chair Michele Vion Independent Director, Compensation Committee Chair Spencer D. Armour III Independent Director Jack B. Moore Independent Director, Nominating & Corporate Governance Committee Chair G. Larry Lawrence Independent Director Mark Berg Independent Director Adam Muñoz President and Chief Operating Officer Jody Mitchell General Counsel Sam Sledge Chief Executive Officer & Director Mary Ricciardello Independent Director Celina Davila Chief Accounting Officer Shelby Fietz Chief Commercial Officer Alex Volkov Independent Director O U R L E A D E R S H I P EXHIBIT 99.2

© 2025 ProPetro Holding Corp. All Rights Reserved. 22 Investor Contacts INVESTOR RELATIONS MATT AUGUSTINE Vice President, Finance and Investor Relations matt.augustine@propetroservices.com 432.219.7620 CORPORATE HEADQUARTERS 303 W Wall St., Suite 102 Midland, TX 79701 432.688.0012 www.propetroservices.com EXHIBIT 99.2